UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 30, 2021

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of New Director

On June 30, 2021, the Board of Directors (the “Board”) of Kaival Brands Innovations Group, Inc. (the “Company,” “we,” “us,” or “our”) appointed George Chuang to serve on the Board effective immediately. Mr. Chuang was appointed to fill a vacancy created by Ms. Carolyn Hanigan’s recent resignation.

The Board evaluated Mr. Chuang’s independence in accordance with the independence standards for directors set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules (the “Nasdaq Standards”), and affirmatively determined that Mr. Chuang qualifies as an independent director. Mr. Chuang has been appointed to serve on the Finance Committee, the Audit Committee, the Governance and Nominating Committee, and Chair of the Compensation Committee.

Mr. Chuang, age 53, has served as the Chief Executive Officer of Lucy Labs, Inc. since 2018. Prior to that he served as the co-managing principal of Hillside Advisors LLC from 2015 to 2017. Mr. Chuang is also the owner of USB Media, Inc., a company he founded in 2007. During his career, Mr. Chuang spent time at Chase Manhattan Bank as an assistant Treasurer for their Credit Risk Department, as a management consultant at Pricewaterhouse Management Consulting, and served as the Chief Accounting Officer for several equity product sales groups at Lehman Brothers. In addition, Mr. Chuang spent eight years as a Principal at Pacific Partnership Advisors LLC, a consulting firm with offices in New York and Beijing, which facilitated cross border transactions. Mr. Chuang graduated from the University of Chicago and obtained a Master of Business Administration degree at Yale University.

There is no arrangement or understanding between Mr. Chuang and any other person pursuant to which Mr. Chuang was appointed as one of our directors. There are no family relationships between Mr. Chuang and any of our directors or executive officers. There are no related party transactions involving Mr. Chuang that are reportable under Item 404(a) of Regulation S-K.

In connection with his appointment as a director, we entered into an Independent Director Agreement (the “Director Agreement”) with Mr. Chuang, pursuant to which we agreed to pay Mr. Chuang cash compensation in the amount of $25,000 per quarter during the first year of the Director Agreement, and $12,500 per quarter during the second year of the Director Agreement. We also agreed to grant Mr. Chuang a non-qualified stock option to purchase up to 300,000 shares of our common stock, with 90,000 shares underlying the stock option vesting immediately, 105,000 shares underlying the stock option vesting on June 30, 2022, and the remaining 105,000 shares underlying the stock option vesting on June 30, 2023. The exercise price per share was based on the closing bid price of our common stock on June 30, 2021, or $0.7599 per share. The foregoing summary is qualified in its entirety by the full text of the Director Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated by reference herein.

Resignation of Chief Financial Officer and Appointment of Interim Chief Financial Officer

Effective as of June 30, 2021, Mr. Nirajkumar Patel has resigned as our Chief Financial Officer. Mr. Patel will continue to serve in his role as our Chief Executive Officer and as a director.

Effective as of June 30, 2021, the Board appointed Mark Thoenes to serve as our Interim Chief Financial Officer and ratified and approved the Consulting Agreement between us and Mr. Thoenes (the “Consulting Agreement”).

Mr. Thoenes, age 68, has more than 35 years of diverse financial and operational leadership. He has been a licensed Certified Public Accountant since 1984, and began his career with Ernst & Young Global Limited. From 2000 to 2010, Mr. Thoenes served as the Executive Vice President/Chief Financial Officer of Rentrak Corporation (“Rentrak”), a publicly-traded company listed on Nasdaq and headquartered in Portland, Oregon. Founded in 1977, Rentrak went public in 1986, and remained a public company until it was acquired by comScore, Inc. in 2016, after Mr. Thoenes left Rentrak. For the past eleven years, Mr. Thoenes has been the President of MLT Consulting Services, LLC, a full-service business/financial consulting firm.

Pursuant to the Consulting Agreement, we agreed to pay Mr. Thoenes a rate of $130 per hour and will reimburse him for usual and customary business expenses. The Consulting Agreement is for a term of approximately 6 months, or until December 31, 2021, and may be extended by the parties. Mr. Thoenes is assisting us as Interim Chief Financial Officer until such time as we have identified an individual to serve as a full-time Chief Financial Officer.

There is no arrangement or understanding between Mr. Thoenes and any other person pursuant to which he was selected as Interim Chief Financial Officer. Mr. Thoenes has no family relationships with any of our directors or executive officers, and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Consulting Agreement contained herein does not purport to be complete and is qualified in its entirety by reference thereto, which is attached to this Report as Exhibit 10.2 and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On July 1, 2021, the Company issued a press release announcing the appointment of Mr. Chuang as a director and Mr. Thoenes as our Interim Chief Financial Officer, both effective as of June 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein. The information in the press release shall not be deemed “filed” for any purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Independent Director Agreement, dated June 30, 2021, by and between the Company and George Chuang
10.2	Consulting Agreement, dated June 14, 2021, by and between the Company and Mark Thoenes
99.1	Press Release dated July 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kaival Brands Innovations Group, Inc.

Dated: July 1, 2021	By:	/s/ Nirajkumar Patel
Nirajkumar Patel
Chief Executive Officer and a Director